UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (Date of earliest event reported) August 27, 2021

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of MOSBEST, LLC

On August 30, 2021, Digital Brands Group, Inc., a Delaware corporation (the “Company” or “DBG”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Moise Emquies (“Seller”) pursuant to which the Company acquired all of the issued and outstanding membership interests of MOSBEST, LLC, a California limited liability company (“MOSBEST” and such transaction, the “Acquisition”). Pursuant to the MIPA, Seller, as the holder of all of the outstanding membership interests of MOSBEST, exchanged all of such membership interests for $5.0 million in cash and a number of shares of common stock of the Company equal to $5.0 million, or 1,101,538 shares (the “Shares”), which number of Shares was calculated in accordance with the terms of the Agreement. Of such amount, $375,000 in cash and a number of Shares equal to $375,000, or 82,615 shares (calculated in accordance with the terms of the Agreement), is held in escrow to secure any working capital adjustments and indemnification claims. The MIPA contains customary representations, warranties and covenants by Seller.

The Acquisition closed on August 30, 2021. Upon closing of the Acquisition and the other transactions contemplated by the MIPA, MOSBEST became a wholly-owned subsidiary of the Company.

Seller is a member of the Board of Directors of the Company. The acquisition was unanimously approved by all of the members of the Company’s Board of Directors (other than Seller who recused himself).

In connection with the Acquisition, the Company entered into a registration rights agreement with Seller (the “MOSBEST RRA”. The MOSBEST RRA provides that the Company shall (i) provide Seller with registration rights to the extent such rights are provided to a seller in any other acquisition by the Company; and (ii) use all commercially reasonable efforts to register the shares of common stock of the Company received by Seller in connection with the Acquisition if the Company proposes to file a resale registration statement for the account of other stockholders of the Company.

Convertible Note

On August 27, 2021, the Company entered into a Securities Purchase Agreement with Oasis Capital, LLC (“Oasis Capital”) further to which Oasis Capital purchased a senior secured convertible note (the “Note”), with an interest rate of 6% per annum, having a face value of $5,265,000 for a total purchase price of $5,000,000, secured by an all assets of the Company.

The Note, in the principal amount of $5,265,000, bears interest at 6% per annum and is due and payable 18 months from the date of issuance, unless sooner converted. The Note is convertible at the option of Oasis Capital into shares of the Company’s common stock at a conversion price (the “Conversion Price”) which is the lesser of (i) $3.601, and (ii) 90% of the average of the two lowest VWAPs during the five consecutive trading day period preceding the delivery of the notice of conversion. Oasis Capital is not permitted to submit conversion notices in any thirty day period having conversion amounts equaling, in the aggregate, in excess of $500,000. If the Conversion Price set forth in any conversion notice is less than $3.00 per share, the Company, at its sole option, may elect to pay the applicable conversion amount in cash rather than issue shares of its common stock.

In connection with the issuance of the Note, the Company entered into a security agreement (the “Security Agreement”) pursuant to which the Company agreed to grant Oasis Capital a security interest in substantially all of its assets to secure the obligations under the Note and a registration rights agreement with Oasis Capital (the “Oasis Note RRA”). The Oasis Note RRA provides that the Company shall file a registration statement registering the shares of common stock issuable upon conversion of the Note no later than 60 days from the date of the Note and take commercially reasonable efforts to cause such registration statement to be effective with the SEC no later than 90 days from the date of the Note.

In connection with the issuance of the Note, each of the Company’s subsidiaries entered into a security agreement and a subsidiary guarantee in favor of Oasis Capital pursuant to which such subsidiaries granted Oasis Capital a security interest in substantially all their assets and guarantee the obligations of the Company under the Note.

Equity Line of Credit

On August 27, 2021 (the “Execution Date”), the Company entered into what is sometimes termed an equity line of credit arrangement with Oasis Capital. Specifically, the Company entered into an equity purchase agreement (the “EPA”), pursuant to which Oasis Capital is committed to purchase up to $17,500,000 of the Company’s common stock over the 24-month term of the EPA. The Company is not obligated to request any portion of the $17,500,000.

In connection with the execution of the EPA, the Company issued Oasis Capital $350,000 of its shares of common stock, or 126,354 shares (the “Commitment Shares”) at a per share price which was based on the closing sale price per share on the Nasdaq Capital Market on the trading date prior to issuance (the “Issuance Reference Date”). On the earlier of (i) the date that is nine months from the Execution Date, and (ii) the date that the EPA is terminated in accordance with its terms (the “Reference Date”), if the closing sale price per share on the Nasdaq Capital Market on the trading date preceding the Reference Date is higher than the closing sale price on the Issuance Reference Date, then Oasis Capital shall return to the Company a portion of the Commitment Shares equal to the amount of Commitment Shares required to be issued on the Execution Date minus the amount of Commitment Shares that would have been required to have been issued if the closing sale price per share on the Nasdaq Capital Market on the trading date preceding the Reference Date had been used to calculate the amount of Commitment Shares issuable on the Execution Date.

As of the date of this report, the Company has not drawn down any portion of this commitment, leaving the entire $17,500,000 available under the equity line of credit, and for which the Company has agreed, pursuant to a registration rights agreement (the “Oasis Equity RRA”), to register the shares of common stock issuable further to the equity line of credit with the Securities and Exchange Commission (the “SEC”), before any such issuances. The actual number of shares that the Company may issue pursuant to the equity line of credit is not determinable as it is based on the market price of our common stock from time to time and the number of shares we desire to put to Oasis Capital.

During the 24-month term of the investment agreement, the Company may request a drawdown on the equity line of credit by delivering a “put notice” to Oasis Capital stating the dollar amount of shares the Company intends to sell to Oasis Capital. The Company may make either an Option 1 or Option 2 request to Oasis Capital. Under Option 1, the purchase price Oasis Capital is required to pay for the shares is the lesser of (i) the lowest traded price of our Common Stock on the Nasdaq Capital Market on the Clearing Date, which is the date on which Oasis Capital receives the put shares as DWAC shares in its brokerage account, or (ii) the average of the three lowest closing sale prices of our Common Stock on the Nasdaq Capital Market during the period of twelve consecutive trading days immediately preceding the Clearing Date. The maximum amount the Company may request in an Option 1 request is $500,000. Under Option 2, the purchase price Oasis Capital is required to pay for the shares is the lesser of (i) 93% of the one (1) lowest traded price of our common stock on the Nasdaq Capital Market during the period of five (5) consecutive trading days immediately preceding the put date, or (ii) 93% of the VWAP on the Clearing Date, or (iii) 93% of the closing bid price of the Company’s common stock on the Nasdaq Capital Market on the Clearing Date. The maximum amount the Company may request in an Option 2 request is $2,000,000.

The Company is not entitled to request a drawdown unless each of the following conditions is satisfied:

(i)	a registration statement is and remains effective for the resale of securities in connection with the equity line of credit;
(ii)	the trading of the Company’s common stock shall not have been suspended by the SEC, the Nasdaq Capital Market or FINRA, or otherwise halted for any reason, and the Company’s common stock shall have been approved for listing or quotation on and shall not have been delisted from the Nasdaq Capital Market;
(iii)	the Company has complied with its obligations and are otherwise not in breach or default of any agreement related to the equity line of credit;
(iv)	no statute, regulation, order, guidance, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state, local or foreign court or governmental authority of competent jurisdiction, including, without limitation, the SEC, which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the equity line of credit;
(v)	the Company’s common stock must be DWAC eligible and not subject to a “DTC chill”;
(vi)	all reports, schedules, registrations, forms, statements, information and other documents required to have been filed by us with the SEC pursuant to the reporting requirements of the Exchange Act of 1934 (other than Forms 8-K) shall have been filed with the SEC within the applicable time periods prescribed for such filings;
(vii)	to the extent the issuance of the put shares requires shareholder approval under the listing rules of the Nasdaq Capital Market, the Company has or will seek such approval; and
(viii)	the lowest traded price of the Common Stock in the five (5) trading days immediately preceding the respective put date must exceed $3.00.

If any of the events described in clauses (i) through (viii) above occurs after the Company makes a drawdown request, then Oasis Capital shall have no obligation to fund that drawdown.

The equity line of credit terminates when Oasis Capital has purchased an aggregate of $17,500,000 of the Company’s common stock or August 30, 2024, whichever occurs first.

Under the terms of the EPA, Oasis Capital may not own more than 9.99% of our issued and outstanding stock at any one time.

EF Hutton, Inc., the Company’s investment bankers, will receive 6% of the gross proceeds of any drawdown under the equity line of credit, payable in cash.

The Company intends to use the net proceeds of any drawdowns under the equity line of credit for working capital and general corporate purposes.

Copies of the MIPA, SPA, the Note, the Security Agreement and EPA are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. Copies of the MOSBEST RRA, Oasis Note RRA and Oasis Equity RRA are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the MIPA, SPA, Note, Security Agreement, EPA, MOSBEST RRA, Oasis Note RRA and Oasis Equity RRA do not purport to be complete and are qualified in their entirety by reference to the applicable exhibit.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 is incorporated by reference herein. As described in Item 1.01, (i) under the terms of the MIPA, the Company issued to Seller the Shares, (ii) under the terms of the SPA, the Company issued to Oasis Capital the Note and (iii) under the terms of the EPA, the Company issued to Oasis Capital the Commitment Shares, each of which issuances are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On August 31, 2021, the Company issued a press release regarding the Acquisition, the Note and the Equity Line of Credit, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

Certain statements included in this release are "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting DBG and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as "will," "anticipate," "estimate," "expect," "should," and "may" and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding DBG's plans, objectives, projections and expectations relating to DBG's operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. DBG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of DBG to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; the level of consumer demand for apparel and accessories; disruption to DBG's distribution system; the financial strength of DBG's customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; DBG's response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; DBG's ability to implement its business strategy; DBG's ability to grow its wholesale and direct-to-consumer businesses; retail industry changes and challenges; DBG's and its vendors' ability to maintain the strength and security of information technology systems; the risk that DBG's facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; DBG's ability to properly collect, use, manage and secure consumer and employee data; stability of DBG's manufacturing facilities and foreign suppliers; continued use by DBG's suppliers of ethical business practices; DBG's ability to accurately forecast demand for products; continuity of members of DBG's management; DBG's ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; DBG's ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; adverse or unexpected weather conditions; DBG's indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent DBG from fulfilling its financial obligations; and climate change and increased focus on sustainability issues. More information on potential factors that could affect DBG's financial results is included from time to time in DBG's public reports filed with the SEC, including DBG's Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.

 Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements that are required pursuant to this Item 9.01(a) are not included in this report and will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information that is required pursuant to this Item 9.01(b) is not included in this report and will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Membership Interest Purchase Agreement dated August 30, 2021, by and between Digital Brands Group, Inc. and Moise Emquies
4.1	Registration Rights Agreement, dated August 30, 2021, by and between Digital Brands Group, Inc. and Moise Emquies
4.2	Registration Rights Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC (Note)
4.3	Registration Rights Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC (ELOC)
10.1	Securities Purchase Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC
10.2	Senior Secured Convertible Promissory Note, dated August 27, 2021, by Digital Brands Group, Inc. in favor of Oasis Capital, LLC
10.3	Security Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC
10.4	Equity Purchase Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC
99.1	Press release dated August 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: August 31, 2021

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer